UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 5, 2009

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)           On January 5, 2009 Overstock.com, Inc. (the “Company”) announced the appointment of Steve Chesnut as Senior Vice President, Finance of the Company, effective January 5, 2009.  Mr. Chesnut will serve as the Company’s principal financial and accounting officer.  David Chidester, who previously served as Senior Vice President, Finance, will become the Company’s Senior Vice President, Internal Reporting and Information.

From August 2007 until he joined the Company, Mr. Chesnut, age 49, served as Vice President, Strategy/Market Development/Sales for HD Supply, Inc., a privately-held wholesale distribution company based in Atlanta, Georgia.  From 1998 to August 2007, Mr. Chesnut served in a variety of capacities for The Home Depot or its subsidiaries, including Director, Business Development for HD Supply (prior to its sale by Home Depot), Director, Finance and Chief Financial Officer for Home Depot Supply, Director, New Concept Development, and Director, Strategic Planning.  Prior to joining The Home Depot, Mr. Chesnut served in a variety of operational, planning and financial positions for Target Stores Inc. from 1986 to 1998.  Mr. Chesnut holds a bachelor’s degree in accounting and business management, from Southern Utah University and a master of business administration degree, finance and strategic planning, from Brigham Young University.

Pursuant to an offer letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, the Company has agreed to pay Mr. Chesnut an annual base salary of $200,000 and a signing bonus of $30,000.  In addition, Mr. Chesnut will be entitled to participate in any Company bonus plan approved by the board of directors for 2009, with any amount payable to him being based on the Company’s evaluation of his performance.  The Company will pay up to $20,000 of relocation costs for Mr. Chesnut, and up to $1,000 of COBRA cost reimbursement.  Subject to approval of the board of directors, in connection with Mr. Chesnut’s commencement of employment, the Company has agreed to make a restricted stock unit (“RSU”) grant to Mr. Chesnut of at least 10,000 RSUs under the Company’s 2005 Equity Incentive Plan.  The grant will be subject to a three-year vesting schedule and on substantially the same terms as those of RSU grants previously made by the Company to other executive officers.

The foregoing summary of the offer letter is qualified in its entirety by reference to the text of the offer letter attached hereto as Exhibit 10.1.  A copy of the press release issued by the Company on the date hereof regarding the foregoing is attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits

(d)	Exhibits.	10.1	Offer Letter dated December 18, 2008

		99.1	Press release issued January 5, 2009

Certain statements contained in this Form 8-K include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those contemplated by any such forward-looking statements.  There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Descriptions of the material risks the Company faces and additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Jonathan E. Johnson III
Jonathan E. Johnson III
President
Date: January 5, 2009